                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[ X ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          5)   Total fee paid:

--------------------------------------------------------------------------------

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

--------------------------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          3)   Filing Party:

--------------------------------------------------------------------------------

          4)   Date Filed:

--------------------------------------------------------------------------------

Your vote counts!

We have made voting easy. After reviewing the enclosed proxy  information,  vote using one of the following methods.

          INTERNET                        TELEPHONE                           MAIL
-----------------------------   ------------------------------    ---------------------------
1.  Go to:                      1.  Call toll-free 1-866-241-     1.  Complete and sign the
    https://vote.proxy-             6191.                             proxy card.
    direct.com

2.  Enter the number that       2.  Enter the number that         2.  Return the card in the
    appears in the gray box         appears in the gray box           postage-paid
    on the right-hand side          on the right-hand side            return envelope.
    of your proxy card.             of your proxy card.

3.  Follow the instructions     3.  Follow the recorded
    on the site.                    instructions.

Please do not mail the proxy card if you vote by internet or telephone.

American Century Investment Services, Inc. Distributor

©2006 American Century Proprietary Holdings,  Inc. All rights reserved. The
American  Century  Investments  logo,  American  Century  and  American  Century
Investments are service marks of American Century Proprietary Holdings, Inc.

TP-CRD-47449  0601